Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 3 dated July 20, 2018

To

Prospectus dated April 19, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 19, 2018 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through July 19, 2018, we have issued 26,913,238 shares of our common stock for gross proceeds of approximately $250.1 million. As of July 19, 2018, we had raised total gross proceeds of approximately $250.1 million, including seed capital contributed by our Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors LLC (the “Adviser”).

RECENT DEVELOPMENTS

Increase in Offering Price; Additional Distribution

On July 18, 2018, we increased our public offering price from $9.55 per share to $9.56 per share. The increase in the public offering price will be effective as of the July 18, 2018 weekly closing and first applied to subscriptions in good order from July 12, 2018 through July 18, 2018.

In accordance with our previously disclosed share pricing policy, we determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to $9.08 as of July 18, 2018. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.48 per share and $9.08 per share, respectively.

On July 19, 2018, our Board declared regular weekly cash distributions for July 24, 2018 through September 2018. These distributions are in addition to those previously declared and announced. The regular weekly cash distributions, each in the gross amount of $0.000114 per share, will be payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Previously Declared Amount	Additional Amount	Gross Distribution Amount
7/24/2018	8/1/2018	$0.012753	$0.000114	$0.012867
7/31/2018	8/1/2018	$0.012753	$0.000114	$0.012867
8/7/2018	8/29/2018	$0.012753	$0.000114	$0.012867
8/14/2018	8/29/2018	$0.012753	$0.000114	$0.012867
8/21/2018	8/29/2018	$0.012753	$0.000114	$0.012867
8/28/2018	8/29/2018	$0.012753	$0.000114	$0.012867
9/4/2018	9/26/2018	$0.012753	$0.000114	$0.012867
9/11/2018	9/26/2018	$0.012753	$0.000114	$0.012867
9/18/2018	9/26/2018	$0.012753	$0.000114	$0.012867
9/25/2018	9/26/2018	$0.012753	$0.000114	$0.012867

Certain Information About Distributions

The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on Form 1099-DIV. The payment of future distributions on our shares of common stock is subject to the discretion of the Board and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including fee waivers or reductions by our investment adviser that may be subject to repayment, as well as cash otherwise available. We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain its distributions or that we will be able to pay distributions at a specific rate or at all.

Promissory Note Increase

On July 19, 2018, the Board of Directors of Owl Rock Capital Corporation II (the “Company”) approved an increase in the amount available under its series of promissory notes with Owl Rock Capital Advisors LLC (the “Adviser”), from $20 million to $35 million.

The interest rate on any such borrowing may be based on either the rate of interest for a LIBOR-Based Advance or the rate of interest for a Prime-Based Advance under the Loan and Security Agreement, dated as of February 22, 2017, as amended as of August 1, 2017 (as further amended or supplemented from time to time), by and among the Adviser, as borrower, and East West Bank.

The unpaid principal balance of any Promissory Notes and accrued interest thereon is payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days written notice by the Adviser, and in any event due and payable in full no later than January 15, 2018. The Company intends to use the borrowed funds to leverage its current investment portfolio and to make investments in portfolio companies consistent with its investment strategies.